Exhibit 99.1

INVESTOR CONTACT:	MEDIA CONTACT:
Jennifer Gianola	Judy Kaneko
+1 (408) 831-4452	+1 (408) 831-4238
jennifer.gianola@gigamon.com	judy.kaneko@gigamon.com
Gigamon Reports Fourth Quarter and Fiscal Year 2016 Financial Results
Market Leader Delivers 27% Year-over-Year Revenue Growth in Fourth Quarter 2016

Santa Clara, Calif., February 2, 2017 - Gigamon Inc. (NYSE:GIMO), the leader in traffic visibility solutions, today released financial results for the fourth quarter and fiscal year ended December 31, 2016.
Fourth Quarter 2016 Financial Highlights:

•	Revenue of $85.0 million, up 27% year-over-year.

•	GAAP gross margin was 84%, compared to 82% in the fourth quarter of fiscal 2015.

•	Non-GAAP gross margin was 84%, compared to 83% in the fourth quarter of fiscal 2015.

•	GAAP net income was $6.4 million, or $0.17 per diluted share, compared to GAAP net income of $2.6 million, or $0.07 per diluted share, in the fourth quarter of fiscal 2015.

•	Non-GAAP net income was $14.4 million, or $0.37 per diluted share, compared to non-GAAP net income of $10.6 million, or $0.29 per diluted share, in the fourth quarter of fiscal 2015.

•	Cash and investments were $258 million, up $13 million from the third quarter of 2016, and up $48 million from the fourth quarter of fiscal 2015.
Fiscal Year 2016 Financial Highlights:

•	Revenue of $310.9 million, up 40% from fiscal 2015.

•	GAAP gross margin was 82%, compared to 79% in fiscal 2015.

•	Non-GAAP gross margin was 83%, compared to 80% in fiscal 2015.

•	GAAP net income was $49.4 million, or $1.31 per diluted share, compared to GAAP net income of $6.2 million, or $0.17 per diluted share, in fiscal 2015.

•	Non-GAAP net income was $48.0 million, or $1.26 per diluted share, compared to non-GAAP net income of $29.0 million, or $0.80 per diluted share, in fiscal 2015.
“Gigamon delivered the second consecutive year of 40% year-over-year revenue growth as we continue to demonstrate leadership in this exciting growth market,” said Paul Hooper, Chief Executive Officer of Gigamon. “Our 2016 financial performance is a testimony to our leadership, the demand for visibility to information-in-motion, and the value we deliver to our customers as they secure, manage and understand the complex world of information. During the year, we extended our addressable market by delivering the first to market solution for visibility into the Amazon Web Services cloud and enhanced our security platform in 2016. With our strong leadership in the industry, we believe our security-enabling platform for private, public and hybrid clouds has become an essential component of modern IT infrastructure.”

Recent Business Highlights:

•
Introduced the Gigamon Visibility Platform on Amazon Web Services (AWS), enabling consistent and elastic visibility into data-in-motion across the entire enterprise to securely manage mission-critical workloads.

•	Introduced new subscriber-aware correlation capabilities advancing subscriber, traffic and network intelligence.

•
Announced CME Group, the world's leading and most diverse derivatives marketplace, selected the Gigamon Visibility Platform on Amazon Web Services (AWS) to deliver pervasive visibility to data-in-motion within the exchange's Virtual Private Cloud (VPC) deployed in AWS.

•	Announced Gerard Allison joined Gigamon as Vice President of EMEA, a respected leader bringing two decades of experience to the Company's growing global operations.

•	Appointed Dario Zamarian, a security and networking technology industry veteran, to its board of directors.
Conference Call Information:
Gigamon will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on February 2, 2017. This news release will be accessible from the company’s website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (888) 455-2311, using conference code 6714156. International parties can access the call by dialing +1 (719) 325-2159, using conference code 6714156.
The webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com for a period of one year. A telephonic replay of the conference call will be available through Thursday, February 9, 2017. To access the replay, parties in the United States and Canada should call +1 (866) 375-1919 and enter conference code 6714156. International parties should call +1 (719) 457-0820 and enter conference code 6714156.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes, the income tax effect of stock-based compensation expense, and a valuation allowance against deferred tax assets. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the Company's operating performance, excluding unusual events or factors that do not directly affect what we consider to be our core operating performance, and the company’s management uses them for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. The Company presents Non-GAAP financial measures for supplemental informational purposes only to provide additional information in understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures attached to this release.
During the conference call to discuss these financial results, Gigamon expects to give guidance for the first quarter of fiscal 2017 on a non-GAAP basis. Gigamon does not reconcile its forward-looking non-GAAP financial measures to the corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections with respect to the stock-based compensation and related payroll taxes, income tax effect of stock-

based compensation expense and valuation allowance against deferred tax assets, which the Company excludes from these non-GAAP measures. In particular, stock-based compensation and related taxes are impacted by future hiring and retention needs, as well as the future fair market value of Gigamon’s common stock, all of which is difficult to predict and subject to constant change. The actual amounts of these excluded items will have a significant impact on Gigamon’s GAAP net income (loss) per diluted share and GAAP tax provision. Accordingly, reconciliations of Gigamon’s forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.
Legal Notice Regarding Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our belief that our security-enabling, network visibility platform is an essential component of modern IT infrastructure. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions.  The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 26, 2015 and our most recently available Quarterly Report on Form 10-Q. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.
Gigamon
Gigamon (NYSE: GIMO) provides active visibility into physical and virtual network traffic, enabling stronger security and superior performance. Gigamon’s Visibility Fabric and GigaSECURE®, the industry’s first Security Delivery Platform, deliver advanced intelligence so that security, network and application performance management solutions in enterprise, government and service provider networks operate more efficiently and effectively. See more at www.gigamon.com, the Gigamon Blog, or follow Gigamon on Twitter, LinkedIn or Facebook.

Gigamon Inc.
Consolidated Statements of Income
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 31, 2016	December 26, 2015	December 31, 2016	December 26, 2015
Revenue:
Product	$59,430	$47,051	$215,235	$152,734
Service	25,599	19,973	95,620	69,241
Total revenue	85,029	67,024	310,855	221,975
Cost of revenue:
Product	11,615	10,262	46,029	38,878
Service	2,210	1,669	8,772	6,917
Total cost of revenue	13,825	11,931	54,801	45,795
Gross profit	71,204	55,093	256,054	176,180
Operating expenses:
Research and development	17,170	13,171	68,084	49,571
Sales and marketing	34,167	26,150	122,661	87,541
General and administrative	8,869	7,788	34,898	27,459
Total operating expenses	60,206	47,109	225,643	164,571
Income from operations	10,998	7,984	30,411	11,609
Other income (expense):
Interest income	265	116	926	446
Other expense, net	(305)	(119)	(691)	(191)
Income before income tax (provision) benefit	10,958	7,981	30,646	11,864
Income tax (provision) benefit	(4,535)	(5,418)	18,786	(5,678)
Net income	$6,423	$2,563	$49,432	$6,186
Net income per share:
Basic	$0.18	$0.07	$1.40	$0.18
Diluted	$0.17	$0.07	$1.31	$0.17
Weighted average shares used in computing net income per share:
Basic	36,257	34,252	35,431	33,618
Diluted	38,444	36,229	37,643	35,866

Gigamon Inc.
Consolidated Balance Sheets
(In thousands)
(unaudited)

	December 31, 2016	December 26, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$148,926	$120,212
Short-term investments	109,238	90,001
Accounts receivable, net	75,522	47,655
Inventories, net	11,347	3,813
Prepaid expenses and other current assets	9,909	7,621
Total current assets	354,942	269,302
Property and equipment, net	11,809	9,416
Deferred tax assets, non-current	33,094	135
Other assets, non-current	1,154	766
TOTAL ASSETS	$400,999	$279,619
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,208	$3,724
Accrued liabilities	34,649	37,042
Deferred revenue	68,997	62,248
Total current liabilities	108,854	103,014
Deferred revenue, non-current	28,785	19,883
Deferred and other tax liabilities, non-current	201	279
Other liabilities, non-current	499	1,087
TOTAL LIABILITIES	138,339	124,263
STOCKHOLDERS' EQUITY
Common stock	4	3
Treasury stock	—	(12,469)
Additional paid-in-capital	256,774	211,402
Accumulated other comprehensive loss	(17)	(47)
Retained earnings (accumulated deficit)	5,899	(43,533)
TOTAL STOCKHOLDERS' EQUITY	262,660	155,356
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$400,999	$279,619

Gigamon Inc.
Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 31, 2016	December 26, 2015	December 31, 2016	December 26, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,423	$2,563	$49,432	$6,186
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,989	1,328	6,804	6,490
Stock-based compensation expense	9,931	5,988	38,815	29,768
Deferred and other income taxes	(1,467)	210	(33,037)	208
Excess tax benefit from employee stock-based compensation	(3,870)	(4,706)	(12,128)	(4,706)
Inventory write-down	34	282	346	1,656
(Gain) loss on disposal of fixed assets	—	(29)	219	(17)
Provision for doubtful accounts	—	309	147	309
Changes in operating assets and liabilities:
Accounts receivable	(16,447)	(6,533)	(28,014)	(19,434)
Inventories	(4,842)	(263)	(9,857)	(187)
Prepaid expenses and other assets	481	(758)	(2,510)	(2,561)
Accounts payable	1,206	413	1,260	1,265
Accrued liabilities and other liabilities	6,063	12,465	9,920	17,830
Deferred revenue	14,636	12,892	15,651	26,626
Net cash provided by operating activities	14,137	24,161	37,048	63,433
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of short-term investments	(50,052)	(21,557)	(134,825)	(61,725)
Proceeds from sales of short-term investments	—	—	—	2,006
Proceeds from maturities of short-term investments	29,890	21,003	115,637	79,821
Purchase of property and equipment	(2,094)	(2,304)	(8,095)	(6,289)
Net cash (used in) provided by investing activities	(22,256)	(2,858)	(27,283)	13,813
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan	—	—	6,785	5,099
Proceeds from exercise of stock options	2,036	878	11,690	4,403
Shares repurchased for tax withholdings on vesting of restricted stock units	(4,414)	(3,219)	(11,654)	(10,183)
Excess tax benefits from employee stock-based compensation	3,870	4,706	12,128	4,706
Net cash (used in) provided by financing activities	1,492	2,365	18,949	4,025
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(6,627)	23,668	28,714	81,271
CASH AND CASH EQUIVALENTS — Beginning of period	155,553	96,544	120,212	38,941
CASH AND CASH EQUIVALENTS — End of period	$148,926	$120,212	$148,926	$120,212
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income taxes paid during the period	$2,033	$390	$2,843	$738

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 31, 2016	December 26, 2015	December 31, 2016	December 26, 2015
Total Revenue	$85,029	$67,024	$310,855	$221,975
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	71,204	55,093	256,054	176,180
Stock-based compensation expense	401	342	1,928	1,872
Stock-based compensation related payroll taxes	19	8	83	68
Non-GAAP gross profit	$71,624	$55,443	$258,065	$178,120
GAAP gross margin	84%	82%	82%	79%
Non-GAAP gross margin	84%	83%	83%	80%
Reconciliation of GAAP Operating Income to Non-GAAP Operating Income:
GAAP operating income	$10,998	$7,984	$30,411	$11,609
Stock-based compensation expense	9,931	5,988	38,815	29,768
Stock-based compensation related payroll taxes	214	151	1,185	942
Non-GAAP operating income	$21,143	$14,123	$70,411	$42,319
Reconciliation of GAAP Net Income to Non-GAAP Net Income:
GAAP net income	$6,423	$2,563	$49,432	$6,186
Stock-based compensation expense	9,931	5,988	38,815	29,768
Stock-based compensation related payroll taxes	214	151	1,185	942
Income tax effect of release of valuation allowance	—	—	(30,500)	—
Income tax effect of Non-GAAP adjustments	(2,217)	1,868	(10,893)	(7,913)
Non-GAAP net income	$14,351	$10,570	$48,039	$28,983

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 31, 2016	December 26, 2015	December 31, 2016	December 26, 2015
Reconciliation of GAAP Diluted Net Income per Share to Non-GAAP Diluted Net Income per Share:
GAAP diluted net income per share	$0.17	$0.07	$1.31	$0.17
Stock-based compensation expense	0.26	0.17	1.04	0.83
Stock-based compensation related payroll taxes	0.01	—	0.03	0.03
Income tax effect of non-GAAP adjustments	(0.06)	0.05	(1.10)	(0.22)
Impact of difference in number of GAAP and non-GAAP diluted shares	(0.01)	—	(0.02)	(0.01)
Non-GAAP diluted net income per share	$0.37	$0.29	$1.26	$0.80
Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	38,444	36,229	37,643	35,866
Dilutive impact due to stock-based compensation	379	330	541	491
Non-GAAP diluted weighted-average number of shares	38,823	36,559	38,184	36,357